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                                   MAS Funds
             Supplement dated December 17, 1999 to the MAS Funds'
                      Statement of Additional Information
                            dated January 31, 1999


This supplement supersedes and replaces any existing supplements to the Statement of Additional Information. This supplement provides new and additional information and should be retained and read in conjunction with the Statement of Additional Information. Unless otherwise indicated, defined terms have the same meaning as in the Statement of Additional Information.

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     The following information supplements the discussion of Non-Fundamental
Limitations found on pages 37 and 38 of the Statement of Additional Information.

     MAS Funds (the "Fund") and Miller Anderson & Sherrerd, LLP (the "Adviser") have applied to the Securities and Exchange Commission ("the SEC") for an exemptive order to allow each Portfolio of the Fund to enter into interfund lending arrangements. Participation in these interfund lending arrangements is subject to the issuance of an order by the SEC.

     Interfund loans and borrowings would permit each Portfolio of the Fund to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

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     At a Special Shareholders Meeting held on September 16, 1999, shareholders of the High Yield Portfolio approved an increase to the High Yield Portfolio's management fee. The following represents the contractual fee for the High Yield Portfolio since the new fee was implemented on October 1, 1999. This information replaces the information regarding the High Yield Portfolio on page 45 of the Statement of Additional Information.
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Portfolio                              Rate (%)
---------                              --------

High Yield Portfolio                   .450%

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The following language supplements the information located in the "Investment
Adviser" section on pages 44-47 of the Statement of Additional Information.

Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") serves as Sub-Adviser to the Cash Reserves Portfolio. MSDW Advisors, located at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of MSDW. Under an Investment Sub-Advisory Agreement with the Adviser, MSDW Advisors, subject to the control and supervision of the Fund, its officers and Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Cash Reserves Portfolio, makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSDW Advisors 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for sub-advisory services. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE